Exhibit 99.1

FOR IMMEDIATE RELEASE

FEDERAL STREET ACQUISITION CORP.

TO COMBINE WITH UNIVERSAL HOSPITAL SERVICES

Combined Company to be Named “Agiliti, Inc.” and Listed on Nasdaq Stock Market

Combined Company Positioned to Execute on Compelling Growth Opportunities in Healthcare Services Market
Under Leadership of Current Management Team

MINNEAPOLIS and BOSTON — (BUSINESS WIRE) — August 13, 2018 — Federal Street Acquisition Corp. (NASDAQ: FSACU, FSAC, FSACW) (“FSAC”), a special purpose acquisition company sponsored by an affiliate of Thomas H. Lee Partners, L.P. (“THL”), and the holding company of Universal Hospital Services, Inc. (“UHS” or the “Company”), a leading, nationwide provider of healthcare technology management and service solutions and a portfolio company of Irving Place Capital Management, L.P. (“IPC”), today announced that they have entered into a definitive merger agreement.

Under the terms of the agreement, FSAC and UHS will combine under a new holding company to be named Agiliti, Inc. (“Agiliti”), which intends to apply to have its common stock and warrants listed on the Nasdaq Stock Market under the ticker symbols “AGTI” and “AGTIW,” respectively.  The purchase price for the acquisition implies an initial enterprise value for the combined company of approximately $1.74 billion, or 11.6x UHS’s forecasted 2018 Adjusted EBITDA of approximately $150 million and 10.2x UHS’s forecasted 2019 Adjusted EBITDA of approximately $170 million, in each case, based on the higher end of UHS’s forecasted Adjusted EBITDA range.

“We have long admired Tom Leonard and the incredible team at UHS and could not be more excited to partner with them as the Company enters an exciting, new chapter with a new name — Agiliti — which is emblematic of their everyday approach,” said Scott Sperling, Executive Chairman of FSAC and Co- President of THL. “UHS’s strong competitive position, broad range of high-value capabilities, and strong business model, make this a highly attractive investment opportunity for FSAC and THL. We look forward to contributing our operational and strategic expertise as the combined company builds on its proven platform, executes on its compelling growth objectives, and continues to deliver to its customers the industry’s best healthcare technology management and service solutions.”

“For nearly 80 years, UHS has provided market-leading equipment management services to the U.S. healthcare industry,” said Tom Leonard, Chief Executive Officer of UHS. “Throughout the Company’s evolution, our goal has always been to help customers manage the complexities of owning and maintaining medical equipment, so that caregivers have more time to focus on patients. Today, we serve more than 7,000 healthcare providers nationwide with an end-to-end solution called ‘Equipment Value Management’ that helps customers address important clinical, operational and financial objectives. The Company is well positioned in the market with strong momentum for continued value creation, and we are pleased to have the opportunity to advance our business as Agiliti, alongside our new partners at FSAC and THL.”

Upon consummation of the transaction, Tom Leonard will continue leading the Company as Chief Executive Officer, along with his current management team, including Jim Pekarek, Chief Financial Officer, Kevin Ketzel, President, and Bettyann Bird, Senior Vice President of Marketing and Commercial Solutions.

IPC, UHS’s current private equity sponsor and majority owner, will retain a minority equity stake in the combined company.

John Howard, Co-Managing Partner of IPC said, “We are extremely proud of what UHS has accomplished since we acquired the business. The results we have achieved demonstrate the unique value UHS brings to its healthcare customers. This transaction will enable the Company to accelerate its existing growth initiatives and further maximize its market position under the leadership of a world-class management team. We look forward to the ongoing success of Agiliti as a public company.”

Transaction Summary

Along with the $460 million of cash held in a trust account raised from its initial public offering in July 2017, FSAC has secured commitments for a $250 million common stock private placement from institutional investors at a price of $10.00 per share. The private placement includes a $200 million investment by a newly formed entity that will be owned by FSAC’s sponsor entity, FS Sponsor, LLC (“FS Sponsor”), and certain investment funds affiliated with THL. Assuming no redemptions by FSAC’s public stockholders, this entity will own approximately 30% of Agiliti’s outstanding common stock following the merger and private placement, including FS Sponsor’s existing founder shares and the shares purchased in the private placement. IPC and the other former stockholders of UHS will retain an ownership interest of approximately 22% and the current public stockholders of FSAC will own approximately 43% of Agiliti’s outstanding common stock, in each case, assuming no redemptions by FSAC’s public stockholders. FSAC’s existing warrants will become warrants to purchase Agiliti common stock in accordance with their terms.

FSAC has entered into a debt commitment agreement with certain lenders, pursuant to which the lenders have committed to make available to Agiliti a term loan of $660 million, the proceeds of which w ill be used to repay existing UHS indebtedness. It is currently anticipated that UHS will issue a notice of redemption with respect to its outstanding second lien notes immediately prior to the merger and that these notes would be redeemed approximately 30 days following the closing date.  The lenders have also committed to provide a $150 million revolving credit facility.

The boards of directors of UHS and FSAC have unanimously approved the proposed transaction. Completion of the transaction, which is expected to occur in the fourth quarter of 2018, is subject to customary and other closing conditions, including regulatory approvals and FSAC stockholder approval. In addition to having the right to vote on the transactions, FSAC’s current public stockholders have the right to elect to have FSAC redeem their shares for cash in connection with the consummation of the transaction. The transaction is also conditioned upon there being sufficient cash, after giving effect to any redemptions, to pay the cash portion of the merger consideration, repay existing indebtedness and make other required cash payments at closing.  More information on these conditions will be contained in the preliminary proxy statement that FSAC intends to file with the Securities and Exchange Commission (“SEC”).

As part of the transaction, Agiliti will also enter into a tax receivable agreement with the equity holders of UHS, which will provide for the sharing of tax benefits relating to certain pre-business combination tax attributes and tax attributes relating to the transaction as those tax benefits are realized by Agiliti.

Conference Call Information

UHS and FSAC will host a presentation to discuss the transaction beginning at 9 a.m. Eastern Time on Monday, August 13. Those who wish to view the presentation may access it here, or by visiting www.uhs.com/investors and selecting the “Presentations” tab. An audio form of the presentation will be available toll-free at 1-877-523-5612 using Conference ID 13682526.

The presentation will be available from 9 a.m. Eastern Time on August 13, 2018, to 11:59 pm Eastern Time on October 31, 2018, using the access information above.

Advisors

J.P. Morgan Securities LLC acted as financial advisor and Weil, Gotshal & Manges LLP acted as legal counsel to UHS. Citigroup Global Markets Inc. acted as financial advisor, capital markets advisor and placement agent and Kirkland & Ellis LLP acted as legal counsel to FSAC.  BofA Merrill Lynch acted as capital markets advisor and placement agent in connection with the private placement. Debt financing will be provided by JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc., and KeyBanc Capital Markets Inc.

About Universal Hospital Services, Inc.

Universal Hospital Services, Inc. is a leading nationwide provider of healthcare technology management and service solutions to the healthcare industry. UHS owns or manages more than 800,000 units of medical equipment for approximately 7,000 national, regional and local acute care hospitals and alternate site providers across the U.S. For nearly eight decades, UHS has delivered medical equipment management and service solutions that help clients reduce costs, increase operating efficiencies, improve caregiver satisfaction and support optimal patient outcomes. More information is available at www.uhs.com.

About Federal Street Acquisition Corp.

Federal Street Acquisition Corp. is a special purpose acquisition company sponsored by an affiliate of Thomas H. Lee Partners, L.P., formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase or similar business combination with one or more businesses.

About Agiliti

Agiliti will be the company created by the business combination of Universal Hospital Services, Inc. and Federal Street Acquisition Corp. Agiliti builds on a legacy of nearly 80 years of market leading healthcare technology and service solutions to the U.S. healthcare industry, serving approximately 7,000 national, regional and local acute care hospitals and alternate site providers across the country. Agiliti intends to apply to list its common stock and warrants on the Nasdaq Stock Market under the ticker symbols “AGTI” and “AGTIW,” respectively.

About Thomas H. Lee Partners, L.P.

Thomas H. Lee Partners, L.P. is a premier private equity firm investing in middle market growth companies, headquartered in North America, exclusively in four industry sectors: Business & Financial Services, Consumer & Retail, Healthcare, and Media, Information Services & Technology. Using the firm’s deep domain expertise and the internal operating capabilities of its Strategic Resource Group, THL seeks to create deal sourcing advantages, and to accelerate growth and improve operations in its portfolio companies in partnership with management teams. Since its founding in 1974, THL has raised over $22 billion of equity capital, acquired over 140 portfolio companies and completed over 360 add-on acquisitions which collectively represent a combined enterprise value at the time of acquisition of over $200 billion.

About Irving Place Capital Management, L.P.

Since its founding in 1997, Irving Place Capital has invested in over 60 portfolio companies, primarily in the industrial, packaging, consumer and retail industries. The firm focuses on making control or entrepreneur-driven investments where it can apply its substantial operating and strategic resources and expertise to enhance value. Irving Place Capital has successfully executed a broad range of transactions, including buyouts, recapitalizations, build-ups, corporate divestitures, take-privates and distressed-to-control situations. More information about Irving Place Capital is available at www.irvingplacecapital.com.

Forward-looking Statements

This press release includes forward looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FSAC’s or UHS’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Prospectus filed by FSAC with the SEC and those described in the section entitled “Risk Factors” in UHS’s annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as well as UHS’s other filings with the SEC. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by FSAC stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed business combination; and costs related to the proposed business combination.  Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: UHS’s history of net losses; the need for substantial cash to operate and expand the combined company’s business as planned; the combined company’s expected substantial outstanding debt following the business combination; a decrease in the number of patients the combined company’s customers serve; the combined company’s ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; the combined company’s ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of healthcare reform initiatives; the impact of significant regulation of the healthcare industry and the need to comply with those regulations; the effect of prolonged negative changes in domestic and global economic conditions; difficulties or delays in the combined company’s continued expansion into certain of UHS’s businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes, impacts of equipment product recalls or obsolescence; and increases in vendor costs that cannot be passed through to the combined company’s customers.

Neither FSAC nor UHS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP measure.  UHS believes Adjusted EBITDA provides useful information to management and investors regarding UHS’s business and results of operations.  Because Adjusted EBITDA is not in conformity with GAAP, we urge you to review UHS’s audited financial statements filed with the SEC. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), and excludes non-cash share-based compensation expense, management, board and other non-recurring gain, expenses, or loss, which may not be calculated consistently among other companies applying similar reporting measures.

In addition to using Adjusted EBITDA internally as a measure of operational performance, UHS discloses it externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Adjusted EBITDA, however, is not a measure of financial performance under generally accepted accounting principles and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity.

Additional Information about the Transaction and Where to Find It

FSAC intends to file a proxy statement with the SEC for use at the special meeting of stockholders to approve the business combination and FSAC will cause Agiliti, the newly formed holding company, to file a Registration Statement on Form S-4 with respect to the securities being issued in the transaction. The proxy statement and the prospectus contained in the Registration Statement will be mailed to FSAC stockholders as of a record date to be established for voting on the proposed business combination. Investors and security holders of FSAC and UHS are urged to read the proxy statement, prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement, prospectus and other documents containing important information about FSAC, UHS and Agiliti once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by FSAC when and if available, can be obtained free of charge on FSAC’s website at http://www.thl.com/fsac or by directing a written request to Federal Street Acquisition Corp., 100 Federal Street, 35th Floor, Boston, MA 02110, (617) 227-1050.

Participants in the Solicitation

FSAC, UHS, Agiliti and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of FSAC’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FSAC’s directors and officers in FSAC’s filings with the SEC, including FSAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 23, 2018.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to FSAC’s shareholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that FSAC intends to cause Agiliti to file with the SEC.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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CONTACTS

UHS:

James Pekarek

Executive Vice President and Chief Financial Officer

(952) 607-3054

jbpekarek@uhs.com

Kate Kaiser

Vice President, Corporate Communication and Investor Relations

619-507-9135

kmkaiser@uhs.com

FSAC & THL:

Matt Benson/Robin Weinberg/Cameron Seligmann

Sard Verbinnen & Co.

(212) 687-8080

Irving Place Capital:

Brunswick Group

Alex Yankus / Christina Tilt

212-333-3810

IRVINGPLACECAPITAL@brunswickgroup.com